CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report dated March 22, 1995, included in this Form 10-K into the Company's previously filed Registration Statement File No. 33-72282 of Applebee's International, Inc.






ARTHUR ANDERSEN LLP
Atlanta, Georgia

March 10, 1997

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report dated March 22, 1995, included in this Form 10-K into the Company's previously filed Registration Statement File No. 33-59421 of Applebee's International, Inc.






ARTHUR ANDERSEN LLP
Atlanta, Georgia

March 10, 1997

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report dated March 22, 1995, included in this Form 10-K into the previously filed Registration Statement File No. 33-62419 of Applebee's International, Inc.






ARTHUR ANDERSEN LLP
Atlanta, Georgia

March 10, 1997

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report dated March 22, 1995, included in this Form 10-K into the previously filed Registration Statement File No. 333-01969 of Applebee's International, Inc.






ARTHUR ANDERSEN LLP
Atlanta, Georgia

March 10, 1997

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report dated March 22, 1995, included in this Form 10-K into the previously filed Registration Statement File No. 333-17823 of Applebee's International, Inc.






ARTHUR ANDERSEN LLP
Atlanta, Georgia

March 10, 1997

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report dated March 22, 1995, included in this Form 10-K into the previously filed Registration Statement File No. 333-17825 of Applebee's International, Inc.






ARTHUR ANDERSEN LLP
Atlanta, Georgia

March 10, 1997